Genpact 2 nd Quarter 2013 Earnings Presentation August 6, 2013 Ticker (NYSE: G) Exhibit 99.2

Forward Looking Statements
These materials contain certain statements concerning our future growth prospects and forward-looking statements, as defined in the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of
1995. These statements are based on Genpact’s current expectations and beliefs, as well as a number of assumptions concerning future events. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those in such forward-looking statements.
These risks and uncertainties include but are not limited to a slowdown in the economies and sectors in which our clients operate, a slowdown in the BPM and IT Services sectors, the risks and uncertainties arising from our past and future acquisitions, our ability to manage growth, factors which may impact our cost advantage, wage increases, our ability to attract and retain skilled professionals, risks and uncertainties regarding fluctuations in our earnings, general economic conditions affecting our industry as well as other risks detailed in our reports filed with the U.S. Securities and Exchange Commission (the
“SEC”), including the Company's Annual Report on Form 10-K. These filings are available at www.sec.gov or on the investor relations section of our website, www.genpact.com. Genpact may from time to time make additional written and oral forward-looking statements, including statements contained in our filings with the
SEC. The Company does not undertake to update any forward-looking statements that may be made from time to time by or on behalf of the Company.
These materials also include measures defined by the SEC as non-GAAP financial measures. Genpact believes that these non-GAAP measures can provide useful supplemental information to investors regarding financial and business trends relating to its financial condition and results of operations when read in conjunction with the Company’s reported results. Reconciliations of these non-GAAP measures to
GAAP are available in this presentation and in our earnings release dated August 6, 2013.
Non-GAAP Financial Measures

Solid 2
nd
Quarter 2013
We continue to deliver consistent growth which is a reflection of our differentiated, diversified and resilient business model
Q2 ‘13 versus Q2 ‘12 performance:
Total Revenue:  +14%
Revenue from Global Clients: +20%
GE Revenue: -1%
Adjusted Operating Income
(1)
: +15%
Adjusted Operating Income margin
(1)
of 16.7%
Broad-based growth across industry verticals and service offerings
Smart Decision Services resumed growth
Continued to significantly expand client relationships
Notes:
1) Adjusted Operating Income is a Non-GAAP Measure. GAAP Operating Income increased 23.5% and GAAP
Operating Margin was 15%.

Expanding Client Relationships
Notes:
1)  Relationship size = Clients representing annual revenues based on rolling four quarters
41
11
10
55
14
12
0
10
20
30
40
50
60
$5 to $15 MM $15 to $25 MM >$25 MM
Relationship Size
(1)
Q2 12 Q2 13

Our Strategy is Resonating With Clients
Lead
Guide global enterprises to best-in-class through our
proprietary SEP
SM
framework
Example: Selected by large global industrial company to improve its aftermarket services organization and processes
Expand
Invest in targeted industry verticals and domain expertise
Example: Won an ITO engagement, leveraging our deep expertise in the
CPG vertical, processes and technology
Allocate
Allocate capital and resources to support sustainable,
profitable growth and shareholder value
Example: Integrated recent acquisition that provided deep domain expertise in the attractive, high-growth Healthcare market
Deliver
Execute seamlessly for clients across service lines and
geographies
Example: Engaged by large, existing Pharma client to improve end-
consumer experience

Macro-Environment Mixed; Pipeline Healthy
Macro-environment continues to be mixed
Challenges in some geographies and industries, improving in others
Pipeline remains healthy and stable with uptick in larger, transformative deals
U.S. and Europe strong
Growth across verticals led by Capital Markets, CPG, Life Sciences and BFS
Services led by F&A, ITO and Banking Operations
Increased share of large deals in pipeline; extends cycle times
Win rates steady; pricing competitive but stable
Clients’ continued focus on improving business models leading to more transformative discussions

Revenue Growth of 14.4% Driven by Global Clients
Q2 2013 Global Clients
Business Process Management revenues increased 18% while ITO revenues increased 25%
Q2 2013 GE
Growth in ITO more than offset by decline in Business Process Management
H1 2013 revenue at $1.039 billion; up 15.0% year over year
Global
Clients
(1)
GE
(1)
BPM
ITO
14.4%
YoY
Growth%
19.8%
(0.9)%
14.4%
20.9%
12.4%
YoY
Growth%
$467.6
$534.8
Q2 ‘12 Q2 ‘13
Q2 ‘12
Q2 ‘13
357.6
401.8
110.0
133.0
$467.6
$534.8
122.8
344.9
121.6
413.2
($ in millions)
Notes:
1)  Data adjusted for divestitures from GE
($ in millions)

Adjusted Income From Operations Growth of 14.6%
Q2 ‘12 Q2 ‘13 YoY Growth
Revenue $467.6 $534.8 14.4%
Cost Of Revenue 285.2 332.7 16.7%
Gross Profit 182.4 202.1 10.8%
Gross Profit % of Revenue 39.0% 37.8% (120)bps
Selling, general and administrative expenses 114.3 118.4
3.6%
SG&A % of Revenue 24.4% 22.1%
(230)bps
Adjusted Income From Operations
(1)
77.8 89.2 14.6%
Adjusted Income From Operations Margin % 16.6% 16.7% 10 bps
Notes:
($ millions)
1)  Adjusted Operating Income is a Non-GAAP Measure. Income from Operations was $63.2 million in Q2 ‘12 and $78.0 million in Q2 ’13

EPS Bridge
27
4
Adjusted
Income from
Operations
Q2 ‘12
GAAP
EPS
Q2 ‘12 Q2 ‘13
Adjusted Net Income ($ millions) 72.6 74.7
Diluted Shares Outstanding (millions)
(3)
228 235
(2)
(2)
Higher
Interest
Income/
Others
27
(1)
1
Lesser Fx
Re-
measurement
Gains
Incremental
Interest due
to previous
debt facility
One-time
write off due
to Q2 ‘13
refinance
(2)
Total Net Interest Expense-(2)
(Cents per share)
Net
other
Adjustments
(1)
32
32
5
5
Net
other
Adjustments
(1)
Q2 ‘12
Adjusted
EPS
Q2 ‘13
Adjusted
EPS
Q2 ‘13
GAAP
EPS
Increase       Decrease
Notes:
- The above bridge reflects only significant variance items year over year
- EPS = Diluted earnings per share
1)
Adjustments primarily include amortization of intangibles relating to acquisition and share-based compensation expenses.
2) One-time write off relating to upfront fees and payment for early termination of previous debt facility
3) Weighted average number of diluted shares outstanding

Strong Cash Flow From Operations
One-time upfront client payment distorting year-over-year comparison
Normalizing for upfront client payment, 2 quarter cash flow from operations declined 7% due to:
• Accelerated payments from clients in the 1 quarter 2013
• Timing of employee bonus payments across quarter-end
82
45
Q2 ‘12 Q2 ‘13
(40)%
(7)%
Operating
Performance
Upfront Client
Payment
(One-time)
$127
$76
76
YoY
Growth%
($ in millions)
Q2 ‘12 Q2 ‘13
Days sales outstanding 82 80
Cash and Liquid Assets ($ millions)
(1)
442 536
Notes:
1) Cash and Liquid Assets = Cash and Cash equivalents and short-term deposits nd
st
H1 ‘12 H1 ‘13
$132
$108
(18)%
24%
YoY
Growth%
87
45
108
($ in millions)

Genpact Helps Clients Navigate Change
Our focus:
Build on strong position in large, under-penetrated target markets
Refine and consistently implement our growth strategy
Differentiate our capabilities and expertise in our targeted vertical markets
Deliver clear measurable business impact for clients

Q&A

Annexure 1: Reconciliation of Adjusted Income
from Operations
(USD, In Thousands)
2012 2013
Income from operations as per GAAP $ 63,167 $ 77,988
Add: Amortization of acquired intangible assets resulting from
Formation Accounting
1,755 767
Add: Amortization of acquired intangible assets relating to
acquisitions
2,627 4,087
Add: Consultancy and legal fees relating to change of shareholding and capital restructuring
1,687 -
Add: Stock based compensation 9,980 10,093
Add: Other income (expense) 322 (2,236)
Less: Equity-method investment activity, net (13) 63
Less: Net income attributable to noncontrolling interest (1,699) (1,586)
Adjusted income from operations $ 77,826 $ 89,176
Three months ended June 30

Annexure 2: Reconciliation of Adjusted Net Income
(USD, In Thousands, except per share data)
2012 2013
Net income as per GAAP $ 61,100 $ 63,876
Add: Amortization of acquired intangible assets resulting from
Formation Accounting
1,755 767
Add: Amortization of acquired intangible assets relating to
acquisitions
2,627 4,087
Add: Stock based compensation 9,980 10,093
Add: Consultancy and legal fees relating to change of shareholding and capital restructuring
1,687 -
Less: Tax impact on amortization of acquired intangibles resulting from Formation Accounting
(366) (158)
Less: Tax impact on amortization of acquired intangibles relating from acquisitions
(902) (1,394)
Less: Tax Impact on stock based compensation (3,059) (2,605)
Less: Tax impact on consultancy and legal fees relating to change of shareholding and capital restructuring
(182) -
Adjusted net income $ 72,640 $ 74,666
Adjusted diluted earnings per share $ 0.32 $ 0.32
Three months ended June 30

Thank You